UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2019

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37636 (Commission File Number)	26-4278917 (IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.
On February 6, 2019, Match Group, Inc. (“Match Group”) announced that it had released its results for the quarter and year ended December 31, 2018. The full text of the related press release, which is posted on the “Investor Relations” section of Match Group’s website at https://ir.mtch.com and appears in Exhibit 99.1 hereto, is incorporated herein by reference.
Exhibit 99.1 is being furnished under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure.”
Litigation Update
In December 2018, Match Group entered into a settlement of a class action lawsuit alleging that Tinder’s age-tiered pricing violates California law.  If the settlement is approved by the court, members of the class who have a current Tinder account will receive 50 Super Likes.  Additionally, class members submitting claims may obtain $25 in cash, an additional 25 Super Likes, or a one-month subscription to Tinder Gold or Plus. Tinder will also change its pricing practices.  As part of the settlement, Match Group also agreed to pay up to $1.2 million in plaintiffs’ attorneys’ fees.
In March 2017, the Federal Trade Commission (“FTC”) requested information and documents in connection with a civil investigation regarding certain business practices of Match.com.  In November 2018, the FTC proposed to resolve its potential claims relating to Match.com’s marketing, chargeback and online cancellation practices via a consent judgment mandating certain changes in the company’s business practices, as well as a payment in the amount of $60 million.  Match Group believes that the FTC’s legal challenges to Match.com’s practices, policies, and procedures are without merit and is prepared to vigorously defend against them.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Match Group, Inc., dated February 6, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Gary Swidler
Gary Swidler
Chief Financial Officer

Date: February 6, 2019

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Match Group, Inc., dated February 6, 2019